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                                                                  EXHIBIT  10.25

                                    IVY FUND

                                   ADDENDUM TO
               TRANSFER AGENCY AND SHAREHOLDER SERVICES AGREEMENT

         The AGREEMENT, made as of the 1st day of January, 1992, between Ivy Fund (the "Trust") and Ivy Management Inc. ("Ivy Management") is hereby amended as set forth in this Addendum.

         WHEREAS, the Board of Trustees of the Trust by unanimous written consent dated as of September 31, 1993, approved an Assignment Agreement, pursuant to which Ivy Management assigned all of its interest in the AGREEMENT to Mackenzie Ivy Investor Services Corp., and appointed Mackenzie Ivy Investor Services Corp. to serve as the Trust's transfer agent and shareholder services agent;

         NOW THEREFOR, in consideration of the mutual promises and covenants contained in this Addendum, it is agreed between the parties hereto that all references to "Ivy Management" as transfer agent and shareholder services agent in the AGREEMENT shall now be references to "Mackenzie Ivy Investor Services Corp."

         This Addendum shall in no way be construed to modify the rights and obligations of either party under the AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date indicated.

                                    IVY FUND

Date:     October 1, 1993           By:
                                          -------------------------------------
                                          Michael G. Landry, President



                                    MACKENZIE IVY INVESTOR SERVICES CORP.

Date:     October 1, 1993           By:
                                          -------------------------------------
                                          Keith J. Carlson, President